                             JOINT FILING AGREEMENT


                              Page 48 of 50 Pages

                             JOINT FILING AGREEMENT
                             ----------------------


     The undersigned hereby agree to the Statement on Schedule 13D dated April 13, 2000 with respect to the shares of common stock, par value $.01, of Airnet Systems, Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

     This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Date:  April 13, 2000              J O HAMBRO CAPITAL MANAGEMENT
                                   (HOLDINGS) LIMITED

                                   By: /s/ R.G. Barrett
                                      --------------------------------------
                                      Name:  R.G. Barrett
                                      Title:  Director

Date:  April 13, 2000              J O HAMBRO CAPITAL MANAGEMENT
                                   LIMITED

                                   By: /s/ R.G. Barrett
                                      --------------------------------------
                                      Name:  R.G. Barrett
                                      Title:  Director

Date:  April 13, 2000              AMERICAN OPPORTUNITY TRUST PLC

                                   By: J O Hambro Capital Management Limited,
                                              Its investment advisor


                                   By: /s/ R.G. Barrett
                                      --------------------------------------
                                      Name:  R.G. Barrett
                                      Title:  Director

Date:  April 13, 2000              CHRISTOPHER MILLS


                                   By: /s/ C.H.B. Mills
                                      --------------------------------------
                                      Name:  C.H.B. Mills

                              Page 49 of 50 Pages
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Date:  April 13, 2000         THE TRIDENT NORTH ATLANTIC FUND

                              By:  J O Hambro Capital Management Limited,
                                         Its investment advisor


                              By: /s/ R.G. Barrett
                                 --------------------------------------
                                 Name:  R.G. Barrett
                                 Title:  Director


Date:  April 13, 2000         ORYX INTERNATIONAL GROWTH FUND
                              LIMITED

                              By:  J O Hambro Capital Management Limited,
                                         Its investment advisor

                              By: /s/ R.G. Barrett
                                 --------------------------------------
                                 Name:  R.G. Barrett
                                 Title:  Director


Date: April 13, 2000          CONSULTA (CHANNEL ISLANDS) LIMITED

                              By: /s/ Barry Carroll
                                 --------------------------------------
                                 Name:  Barry Carroll
                                 Title:  Director


Date:  April 13, 2000         PREMIER NORTH ATLANTIC

                              By:  J O Hambro Capital Management Limited,
                                         Its investment advisor


                              By: /s/ R.G. Barrett
                                 --------------------------------------
                                 Name:  R.G. Barrett
                                 Title:  Director

                              Page 50 of 50 Pages